SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Rogers Corporation
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(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 05/09/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:

Notice and Proxy Statement and Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 4/25/08.
To request material:              Internet: www.proxyvote.com             Telephone: 1-800-579-1639             **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

ROGERS CORPORATION ONE TECHNOLOGY DRIVE ROGERS, CT 06263-0188	ROGERS CORPORATION
Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location The Annual Meeting for holders as of 3/12/08 is to be held on 05/09/08 at 10:30 A.M. EDT at: Hartford Marriott Downtown Hotel 200 Columbus Blvd. Hartford, CT 06103	Directions to the Hartford Marriott Downtown Hotel, 200 Columbus Boulevard, Hartford, Connecticut (860-249-8000)

Traveling on I-91 North
  Take I-91 North to EXIT 29A - Capitol Area/Convention Center (Left Exit)
  Stay in right lane, Take first exit on right - Columbus Blvd / Convention Center
  Turn Right on Columbus Blvd., the Hotel is immediately on the Right
Traveling on I-91 South
  Take I-91 South to EXIT 29A - Capitol Area / Convention Center (Right Exit)
  Stay in right lane, Take first exit on right - Columbus Blvd / Convention Center
  Turn Right on Columbus Blvd., the Hotel is immediately on the Right
Traveling on I-84 East
  Take I-84 East to EXIT 52 to I-91 South toward New Haven
  Take EXIT 29A - Capitol Area / Convention Center (Right Exit)
  Take first exit - Columbus Blvd / Convention Center (Right Exit)
  Turn Right on Columbus Blvd., the Hotel is immediately on the Right
Traveling on I-84 West / Route 2 West
  Take I-84 West/Route 2 West to EXIT 54/Downtown Hartford (Left Exit)
  Stay in left lane over Founders Bridge, At the bottom of the bridge, turn left onto Columbus Blvd.
  The Hotel is on the left side of Columbus Blvd.
Traveling on I-95 North
  Take I-95 North to EXIT 48 to I-91 North, toward Hartford (Left Exit)
  Take EXIT 29A/Capitol Area (Left Exit), Stay in right lane
  Take first exit on right-Columbus Blvd/Convention Center
  Turn Right onto Columbus Blvd., the Hotel is immediately on the Right
Traveling on I-95 South
  Take I-95 South to EXIT 48 to I-91 North, toward Hartford
  Merge onto I-91 North via EXIT 2 (Left Exit), Take Exit 29A/Capitol Area (Left Exit)
  Stay in right lane, Take first exit - Columbus Blvd/Convention Center
  Turn Right onto Columbus Blvd., the Hotel is immediately on the Right

Voting items
THE BOARD RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 and 3.
1.	To elect the following nominees as directors:

Nominees:
	01) Walter E. Boomer	06) Eileen S. Kraus
	02) Charles M. Brennan, III	07) William E. Mitchell
	03) Gregory B. Howey	08) Robert G. Paul
	04) J. Carl Hsu	09) Robert D. Wachob
05) Carol R. Jensen

2.	To approve the third amendment to the Rogers Corporation 2005 Equity Compensation Plan.

3.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Rogers Corporation for the fiscal year ending December 28, 2008.